UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013 (April 24, 2013)

KANSAS CITY SOUTHERN

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreements

On April 24, 2013, The Kansas City Southern Railway Company (“KCSR”), a wholly-owned subsidiary of Kansas City Southern (the “Company”) entered into a purchase agreement (the “KCSR Purchase Agreement”) with J.P. Morgan Securities LLC (“JPM”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Morgan Stanley & Co. LLC (“Morgan Stanley”), as representatives of the several initial purchasers named in the Purchase Agreement (the “KCSR Initial Purchasers”), to issue and sell to the KCSR Initial Purchasers, $450 million in aggregate principal amount of new 4.30% senior notes due 2043 (the “KCSR Notes”) in a private placement transaction pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Under the KCSR Purchase Agreement, the KCSR Notes are expected to be resold by the KCSR Initial Purchasers to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act or to non-U.S. persons pursuant to Regulation S promulgated under the Securities Act. The KCSR Notes are fully and unconditionally guaranteed, jointly and severally on an unsecured senior basis by the Company, and each of the Company’s current and future domestic subsidiaries that guarantees KCSR’s credit facility or certain other debt of KCSR or a guarantor.

Also on April 24, 2013, Kansas City Southern de México, S.A. de C.V. (“KCSM”), a wholly-owned subsidiary of the Company, entered into a purchase agreement (the “KCSM Purchase Agreement”) with JPM, Merrill Lynch and Morgan Stanley, as representatives of the several initial purchasers named in the Purchase Agreement (the “KCSM Initial Purchasers”), to issue and sell to the KCSM Initial Purchasers, $275 million in aggregate principal amount of new 2.35% senior notes due 2020 (the “2020 Notes”) and $450 million in aggregate principal amount of new 3.0% senior notes due 2023 (the “2023 Notes” and together with the 2020 Notes, the “KCSM Notes”) in a private placement transaction pursuant to an exemption from the registration requirements of the Securities Act. Under the KCSM Purchase Agreement, the KCSM Notes are expected to be resold by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act or to non-U.S. persons pursuant to Regulation S promulgated under the Securities Act.

The above descriptions of the KCSR Purchase Agreement and the KCSM Purchase Agreement are qualified in their entirety by the full text of each agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Indenture

On April 29, 2013, KCSR and the guarantors listed on the signature page thereto (the “Guarantors”) entered into an indenture (the “Indenture”) with U.S. Bank National Association, as trustee and paying agent, pursuant to which KCSR issued the KCSR Notes. See the discussion below under Item 2.03 for a description of the material terms and conditions of the Indenture.

Registration Rights Agreement

On April 29, 2013, KCSR and the Guarantors entered into a registration rights agreement with JPM, Merrill Lynch and Morgan Stanley (the “Registration Rights Agreement”) pursuant to which KCSR and the guarantors named on the signature page thereto agreed, for the benefit of the holders of the KCSR Notes, at the cost of KCSR, to use their reasonable best efforts to:

•

File a registration statement with respect to a registered offer to exchange the KCSR Notes for new exchange notes having terms identical in all material respects to the KCSR Notes (except that the exchange notes will not contain transfer restrictions); and

•	Use its commercially reasonable efforts to complete the registered exchange offer within 365 days after the April 29, 2013 closing date of the offering of the KCSR Notes.

Promptly after the exchange registration statement has been declared effective, KCSR will commence the registered exchange offer.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the terms of that agreement attached hereto as Exhibit 4.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The KCSR Notes are unsecured and unsubordinated obligations of KCSR and will be unconditionally guaranteed, jointly and severally, on an unsecured senior basis, by each of the Company’s current and future domestic subsidiaries that from time to time guarantee KCSR’s credit agreement or any other debt of KCSR or a Guarantor.

The KCSR Notes bear interest at a rate of 4.30% per annum. Interest is payable semiannually in cash on May 15 and November 15 of each year, beginning November 15, 2013, to persons who are the registered holders of the KCSR Notes at the close of business on the immediately preceding May 1 and November 1, respectively.

The Indenture limits the ability of KCSR, the Company or any of the Company’s significant subsidiaries that is a guarantor to incur liens. In the event of a Change of Control Repurchase Event (as defined in the Indenture), KCSR will be required to make an offer to each holder of KCSR Notes to repurchase all or any part of that holder’s KCSR Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the KCSR Notes repurchased plus accrued interest, if any, to, but excluding, the date of repurchase.

In addition, under the Indenture, the KCSR Notes may be declared immediately due and payable by the trustee or the holders of at least 25% in aggregate principal amount of the KCSR Notes then outstanding if any of certain events of default occur and are continuing under the Indenture. Subject to certain qualifications and applicable grace periods as set forth in the Indenture, the events of default include the following:

•	KCSR fails to pay the principal or any premium on a KCSR Note on its due date;

•	KCSR fails to pay interest on any KCSR Note within 30 days of its due date;

•

KCSR defaults in the performance of or breach of any covenant of the Indenture and such default continues for a period of 90 days after written notice by the trustee or the holders of 25% or more in aggregate principal amount of the KCSR Notes; or

•	certain events of bankruptcy or insolvency described in the indenture with respect to KCSR or any guarantor.

The KCSR Notes will mature on May 15, 2043. KCSR, at its option, may redeem the KCSR Notes in whole at any time or in part from time to time prior to November 15, 2042, at a redemption price equal to the greater of (i) 100% of the principal amount of the KCSR Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the KCSR Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the Indenture. On or after November 15, 2042, the KCSR Notes may be redeemed, at KCSR’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of KCSR Notes to be redeemed plus accrued interest to but excluding the redemption date.

The above description of the Indenture is qualified in its entirety by reference to the full text of the Indenture a copy of which is attached hereto as Exhibit 4.1

Item 8.01 Other Events

On April 24, 2013, the Company issued press releases announcing the pricing by KCSR of the KCSR Notes and the pricing by KCSM of the KCSM Notes. A copy of each press release is attached hereto as Exhibits 99.1 and 99.2. KCSM expects to close the sale of the KCSM Notes on May 3, 2013.

This announcement is not an offer to sell or a solicitation to buy the KCSR Notes or the KCSM Notes. Neither the KCSR Notes nor the KCSM Notes have been registered under the Securities Act and the foregoing may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

4.1	Indenture, dated April 29, 2013, among KCSR, the Guarantors and U.S. Bank National Association, as trustee and paying agent

4.2	Registration Rights Agreement, dated April 29, 2013, among KCSR, the Guarantors and JPM, Merrill Lynch and Morgan Stanley

10.1	Purchase Agreement, dated April 24, 2013, among KCSR, the Guarantors, JPM, Merrill Lynch and Morgan Stanley.

10.2	Purchase Agreement, dated April 24, 2013, among KCSM, JPM, Merrill Lynch and Morgan Stanley

99.1	Press Release, dated April 24, 2013, announcing pricing of the KCSR Notes.

99.2	Press Release, dated April 24, 2013, announcing pricing of the KCSM Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By: /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President Finance & Treasurer

Date: April 29, 2013

INDEX TO EXHIBITS

Number	Description

4.1	Indenture, dated April 29, 2013, among KCSR, the Guarantors and U.S. Bank National Association, as trustee and paying agent

4.2	Registration Rights Agreement, dated April 29, 2013, among KCSR, the Guarantors and JPM, Merrill Lynch and Morgan Stanley

10.1	Purchase Agreement, dated April 24, 2013, among KCSR, the Guarantors, JPM, Merrill Lynch and Morgan Stanley.

10.2	Purchase Agreement, dated April 24, 2013, among KCSM, JPM, Merrill Lynch and Morgan Stanley

99.1	Press Release, dated April 24, 2013, announcing pricing of the KCSR Notes.

99.2	Press Release, dated April 24, 2013, announcing pricing of the KCSM Notes